Other Current and Non-current Assets	6 Months Ended
Jun. 30, 2024
Other Current and Non-current Assets
Other Current and Non-current Assets

6     Other Current and Non-current Assets

Other current and non-current assets consisted of the following (in thousands):

	As of	As of
	June 30, 2024	December 31, 2023
Straight-lining of revenue	$28,989	$36,495
Marketable securities	99,232	86,029
Claims receivable	14,420	12,026
Other current assets	9,734	7,623
Total othe current assets	$152,375	$142,173
Straight-lining of revenue	$52,461	$63,382
Other non-current assets	24,671	9,245
Total other non-current assets	$77,132	$72,627

6     Other Current and Non-current Assets (Continued)

In June 2023, the Company acquired marketable securities of Eagle Bulk Shipping Inc., which was listed on the New York Stock Exchange (Ticker: EGLE) consisting of 1,552,865 shares of common stock for $68.2 million (out of which $24.4 million from Virage International Ltd., a related company). EGLE owned and operated a fleet of bulk carriers. As of December 31, 2023, these marketable securities were fair valued at $86.0 million and the Company recognized a $17.9 million gain on these marketable securities reflected under “Gain on investments” in the condensed consolidated statements of income in the period ended December 31, 2023. On December 11, 2023, Star Bulk Carriers Corp. (Ticker: SBLK), a NASDAQ-listed owner and operator of drybulk vessels, and EGLE announced that both companies had entered into a definitive agreement to combine in an all-stock merger, which was completed on April 9, 2024. Under the terms of the agreement, EGLE shareholders received 2.6211 shares of SBLK common stock in exchange for each share of EGLE common stock owned. As a result, the Company owns 4,070,214 shares of SBLK common stock, which were fair valued at $99.2 million as of June 30, 2024. The Company recognized a $13.2 million gain on marketable securities and dividend income on these securities amounting to $4.0 million in the six months ended June 30, 2024.